Exhibit 4.3

Second Supplemental Indenture in Respect of Guarantees
SECOND SUPPLEMENTAL INDENTURE, dated as of July 25, 2022 (this “Supplemental Indenture”), among Camelot Return Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiary Guarantors listed on Schedule 1 hereto (the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors”), Cornerstone Building Brands, Inc., a Delaware corporation, as successor to the Predecessor Issuer (as defined below) (the “Company”), Wilmington Trust, National Association, as Trustee under the Indenture referred to below (the “Trustee”), and Wilmington Trust, National Association, as Note Collateral Agent under the Indenture referred to below (the “Note Collateral Agent”).
W I T N E S S E T H:
WHEREAS, Camelot Return Merger Sub, Inc., a Delaware corporation (the “Predecessor Issuer”), the Trustee and the Note Collateral Agent have heretofore become parties to a Secured Notes Indenture, dated as of July 25, 2022 (as supplemented by the First Supplemental Indenture, dated as of July 25, 2022, and as further amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of Notes in series;
WHEREAS, the Predecessor Issuer has merged with and into the Company, with the Company being the surviving entity;
WHEREAS, Article V of the Indenture provides that the Predecessor Issuer shall be permitted to merge with or into any Person, provided that upon any such merger such resulting, surviving, or transferee Person shall expressly assume all obligations of the Predecessor Issuer under the Notes and the Indenture by executing and delivering to the Trustee a supplemental indenture or one or more other documents or instruments in form reasonably satisfactory to the Trustee, and that thereupon the Predecessor Issuer shall be relieved of all obligations and covenants under the Indenture;
WHEREAS, Section 1308 of the Indenture provides that the Company is required to cause the Subsidiary Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the Subsidiary Guarantors shall guarantee the Company’s Subsidiary Guaranteed Obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein and in Article XIII of the Indenture;
WHEREAS, Section 1408 of the Indenture provides that the Company is required to cause Holdings to execute and deliver to the Trustee a supplemental indenture pursuant to which Holdings shall guarantee the Company’s Parent Guaranteed Obligations under the Notes pursuant to a Parent Guarantee on the terms and conditions set forth herein and in Article XIV of the Indenture;
WHEREAS, each Guarantor desires to enter into such supplemental indenture for good and valuable consideration, including substantial economic benefit in that the financial
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performance and condition of such Subsidiary Guarantor is dependent on the financial performance and condition of the Company, the obligations hereunder of which such Subsidiary Guarantor has guaranteed, and on such Subsidiary Guarantor’s access to working capital through the Company’s access to revolving credit borrowings and term borrowings under the Senior Credit Facilities; and
WHEREAS, pursuant to Section 901 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors, the Company, the Trustee and the Note Collateral Agent mutually covenant and agree for the benefit of the Holders of the Notes as follows:
1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.
2. Assumption of Obligations. In accordance with Article V and Section 901 of the Indenture, the Company hereby expressly assumes and agrees to pay, perform and discharge when due each and every debt, obligation, covenant and agreement incurred, made or to be paid, performed or discharged by the Predecessor Issuer under the Indenture and the Notes. The Company hereby agrees to be bound by all the terms, provisions and conditions of the Indenture and the Notes and agrees that it shall be the Successor Company (as defined in the Indenture) and shall succeed to, and be substituted for, and may exercise every right and power of, the Predecessor Issuer under the Indenture and the Notes and any references to “Company” in the Indenture, the Notes or other related documents or instruments shall describe the Successor Company.
3. Agreement to Guarantee. Each Subsidiary Guarantor hereby agrees, jointly and severally with all other Subsidiary Guarantors and fully and unconditionally, to guarantee the Subsidiary Guaranteed Obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article XIII of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Subsidiary Guarantor. Holdings hereby agrees, fully and unconditionally, to guarantee the Parent Guaranteed Obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article XIV of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Guarantor.
4. Termination, Release and Discharge. Each Subsidiary Guarantor’s Subsidiary Guarantee shall terminate and be of no further force or effect, and each Subsidiary Guarantor shall be released and discharged from all obligations in respect of such Subsidiary
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Guarantee, as and when provided in Section 1303 of the Indenture. Holdings’ Parent Guarantee shall terminate and be of no further force or effect, and Holdings shall be released and discharged from all obligations in respect of such Parent Guarantee, as and when provided in Section 1403 of the Indenture.
5. Parties. Nothing in this Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of each Guarantor’s Guarantee or any provision contained herein or in Article XIII of the Indenture or Article XIV of the Indenture, as applicable.
6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.
7. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. Neither the Trustee nor the Note Collateral Agent makes any representation or warranty as to the validity or sufficiency of this Supplemental Indenture or as to the accuracy of the recitals to this Supplemental Indenture.
8. Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic methods shall be deemed to be their original signatures for all purposes.
9. Headings. The section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

HOLDINGS:

CAMELOT RETURN INTERMEDIATE HOLDINGS, LLC

By:	/s/ Tyler Young
	Name:	Tyler Young
	Title:	Vice President

[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

SUBSIDIARY GUARANTORS:

ALENCO BUILDING PRODUCTS
MANAGEMENT, L.L.C.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ALENCO EXTRUSION MANAGEMENT,
L.L.C.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ALENCO HOLDING CORPORATION

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

ALENCO INTERESTS, L.L.C.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ALENCO TRANS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ALENCO WINDOW GA, L.L.C.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

AMERICAN SCREEN MANUFACTURERS,
INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ATRIUM CORPORATION

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ATRIUM EXTRUSION SYSTEMS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ATRIUM INTERMEDIATE HOLDINGS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

ATRIUM PARENT, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ATRIUM WINDOWS AND DOORS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

AWC ARIZONA, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

AWC HOLDING COMPANY

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

BRIDEN ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

BROCKMEYER ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

CAMELOT RETURN FINCO SUB, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

CANYON ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

CASCADE WINDOWS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

CENTRIA

By:	NCI Group, Inc., its general partner

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

By:	Robertson-Ceco II Corporation, its general
partner

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

CENTRIA SERVICES GROUP, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

CENTRIA, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

CHAMPION WINDOW, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ENVIRONMENTAL MATERIALS L.P.

By:	Environmental Materials, Inc., its general
partner

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ENVIRONMENTAL MATERIALS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

ENVIRONMENTAL MATERIALS, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ENVIRONMENTAL STONEWORKS, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ENVIRONMENTAL STUCCO LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

GLAZING INDUSTRIES MANAGEMENT,
L.L.C.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

GREAT LAKES WINDOW, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

KLEARY MASONRY, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

KROY BUILDING PRODUCTS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

KWPI HOLDINGS CORP.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

MASTIC HOME EXTERIORS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

MW MANUFACTURERS INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

MWM HOLDING, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

NAPCO, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

NCI GROUP, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

NEW ALENCO EXTRUSION, LTD.

By:	Alenco Extrusion Management, L.L.C., its
general partner

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

NEW ALENCO WINDOW, LTD.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

NEW GLAZING INDUSTRIES, LTD.

By:	Glazing Industries Management, L.L.C., its
general partner

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

PLY GEM HOLDINGS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

PLY GEM INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

PLY GEM PACIFIC WINDOWS
CORPORATION

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

PLY GEM SPECIALTY PRODUCTS, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

PRIME WINDOW SYSTEMS, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

REED’S METALS OF ALABAMA, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

REED’S METALS, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

ROBERTSON-CECO II CORPORATION

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

SCHUYLKILL STONE, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

SILVER LINE BUILDING PRODUCTS LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

SIMEX, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

SIMONTON INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

SIMONTON WINDOWS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

ST. CROIX ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

STEELBUILDING.COM, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

TALUS SYSTEMS, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

THERMAL INDUSTRIES, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

UCC INTERMEDIATE HOLDINGS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

UNION CORRUGATING COMPANY

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

UNION CORRUGATING COMPANY
HOLDINGS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

VAN WELL ACQUISITION, LLC

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer
[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

VARIFORM, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

WINDOW PRODUCTS, INC.

By:	/s/ Jeffrey S. Lee
	Name:	Jeffrey S. Lee
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

WILMINGTON TRUST, NATIONAL
ASSOCIATION,
as Trustee

By:	/s/ Barry D. Somrock
	Name:	Barry D. Somrock
	Title:	Vice President

WILMINGTON TRUST, NATIONAL
ASSOCIATION,
as Note Collateral Agent

/s/ Barry D. Somrock
	Name:	Barry D. Somrock
	Title:	Vice President

[SIGNATURE PAGE TO CAMELOT SECOND SUPPLEMENTAL INDENTURE]

SCHEDULE 1

	Subsidiary Guarantors	Jurisdiction of Organization
1.	Alenco Building Products Management, L.L.C.	Delaware
2.	Alenco Extrusion GA, L.L.C.	Delaware
3.	Alenco Extrusion Management, L.L.C.	Delaware
4.	Alenco Holding Corporation	Delaware
5.	Alenco Interests, L.L.C.	Delaware
6.	Alenco Trans, Inc.	Delaware
7.	Alenco Window GA, L.L.C.	Delaware
8.	Aluminum Scrap Recycle, L.L.C.	Delaware
9.	American Screen Manufacturers, Inc.	Delaware
10.	Atrium Corporation	Delaware
11.	Atrium Extrusion Systems, Inc.	Delaware
12.	Atrium Intermediate Holdings, Inc.	Delaware
13.	Atrium Parent, Inc.	Delaware
14.	Atrium Windows and Doors, Inc.	Delaware
15.	AWC Arizona, Inc.	Delaware
16.	AWC Holding Company	Delaware
17.	Briden Acquisition, LLC	Delaware
18.	Brockmeyer Acquisition, LLC	Delaware
19.	Camelot Return Finco Sub, LLC	Delaware
20.	Canyon Acquisition, LLC	Delaware
21.	Cascade Windows, Inc.	Delaware
22.	CENTRIA	Pennsylvania
23.	CENTRIA Services Group, LLC	Pennsylvania
24.	CENTRIA, Inc.	Delaware
25.	Champion Window, Inc.	Delaware
26.	Environmental Materials L.P.	Delaware
27.	Environmental Materials, Inc.	Delaware
28.	Environmental Materials, LLC	Delaware
29.	Environmental Stoneworks, LLC	Delaware
30.	Environmental Stucco LLC	Delaware
31.	Foundation Labs by Ply Gem, LLC	Delaware
32.	Glazing Industries Management, L.L.C.	Delaware
33.	Great Lakes Window, Inc.	Ohio
34.	Kleary Masonry, Inc.	California
35.	Kroy Building Products, Inc.	Delaware
36.	KWPI Holdings Corp.	Delaware

37.	Mastic Home Exteriors, Inc.	Ohio
38.	MW Manufacturers Inc.	Delaware
39.	MWM Holding, Inc.	Delaware
40.	Napco, Inc.	Delaware
41.	NCI Group, Inc.	Nevada
42.	New Alenco Extrusion, Ltd.	Texas
43.	New Alenco Window, Ltd.	Texas
44.	New Glazing Industries, Ltd.	Texas
45.	Ply Gem Holdings, Inc.	Delaware
46.	Ply Gem Industries, Inc.	Delaware
47.	Ply Gem Pacific Windows Corporation	Delaware
48.	Ply Gem Specialty Products, LLC	Delaware
49.	Prime Window Systems, LLC	Delaware
50.	Reed’s Metals of Alabama, LLC	Delaware
51.	Reed’s Metals, LLC	Delaware
52.	Robertson-Ceco II Corporation	Delaware
53.	Schuylkill Stone, LLC	Delaware
54.	Silver Line Building Products LLC	Delaware
55.	SimEx, Inc.	West Virginia
56.	Simonton Building Products LLC	Delaware
57.	Simonton Industries, Inc.	California
58.	Simonton Windows & Doors, Inc.	Delaware
59.	Simonton Windows, Inc.	West Virginia
60.	St. Croix Acquisition, LLC	Delaware
61.	Steelbuilding.com, LLC	Delaware
62.	Talus Systems, LLC	Delaware
63.	Thermal Industries, Inc.	Delaware
64.	UCC Intermediate Holdings, Inc.	Delaware
65.	Union Corrugating Company	North Carolina
66.	Union Corrugating Company Holdings, Inc.	Delaware
67.	Van Well Acquisition, LLC	Delaware
68.	Variform, Inc.	Missouri
69.	Window Products, Inc.	Washington